AMENDED AND RESTATED
                                               EMPLOYMENT AGREEMENT


                  This AMENDED AND RESTATED EMPLOYMENT AGREEMENT (the "Agreement") is made and entered as of July 15, 2006 by and between Frontier Energy Corporation (the "Company"), a Nevada corporation and Robert Genesi (the "Executive").

                                                    BACKGROUND

                  The parties desire to enter into an employment agreement and to set forth herein the terms and conditions of the Executive's employment by the Company. Accordingly, in consideration of the mutual covenants and agreements set forth herein and the mutual benefits to be derived herefrom, and intending to be legally bound hereby, the Company and the Executive agree as follows:

                  1. Employment.

                           (a) Duties. The Company shall employ the Executive,
on the terms set forth in
this Agreement, as Chairman of the Board and Secretary. The Executive accepts such employment with the Company and shall perform and fulfill such reasonable duties as are assigned to him hereunder and by the Board of Directors of the Company (the "Board"), for the Company and its subsidiaries devoting his best efforts and entire professional time and attention to the performance and fulfillment of his duties and to the advancement of the interests of the Company, subject only to the direction, approval, control and directives of the Board.

                           (b) Place of Performance. In connection with his
employment by the Company, the
Executive shall be based in the Las Vegas, Nevada metropolitan area, except for required travel on Company business.

                  2. Term.

                           (a) The Executive's employment under this Agreement
shall be for a five (5) year
term (the "Term") commencing as of July 1, 2006 (the "Commencement Date") and shall, unless sooner terminated in accordance with the provisions of this Agreement, continue uninterrupted until the day prior to the fifth anniversary date of the Commencement Date (the "Expiration Date").

                           (b) Renewals. This Agreement may be renewed or
amended at any time with the
agreement of the Company and the Executive.


                  3. Compensation.

                           (a) Base Salary. During the Term, the Executive shall
be entitled to receive an
annual salary of $60,000 (the "Base Salary") payable monthly at such times as the Company customarily pays its other senior executive employees (but in any event no less often than monthly).

                           (b) Bonus and Incentives. Executive shall receive an
annual bonus with the
approval of, and in the amount approved by, the Board. Executive will be eligible to participate in any stock option, stock grant or other incentive compensation plan adopted by the Board. Eligibility in no way creates an obligation on the part of the Company to issue options, grants or other incentive compensation to the Executive, which shall be in the sole and absolute discretion of the Board.

                           (c) In the event the Executive becomes disabled in
accordance with the definition
found in the disability insurance procured by the Company, the Company shall pay Executive his Base Salary until he begins receiving benefits under such a policy.

                  4. Health Insurance and Other Benefits.

                           During the Term, the Executive shall be entitled to
all employee benefits offered by
the Company to its senior executives and key management employees, including, without limitation, all pension, profit sharing, retirement, stock option, salary continuation, deferred compensation, disability insurance, family hospitalization and major medical insurance, medical reimbursement, survivor income, life insurance or any other benefit plan or arrangement established and maintained by the Company, subject to the rules and regulations then in effect regarding participation therein.

                  5. Reimbursement of Expenses.

                           The  Executive  shall  be  reimbursed  for  all
items  of  travel,   entertainment  and
miscellaneous expenses which the Executive reasonably incurs in connection with the performance of his duties hereunder, provided that the Executive submit to the Company such statements and other evidence supporting said expenses as the Company may reasonably require.

                  6. Vacations.

                           The Executive shall be entitled to the number of paid
vacation days in each calendar
year determined by the Company from time to time for its senior executive officers, but not less than four (4) weeks in any calendar year (prorated in any calendar year during which the Executive is employed hereunder for less than the entire year in accordance with the number of days in such calendar year during which he is so employed). The Executive shall also be entitled to all paid holidays given by the Company to its senior executive officers.

                  7. Termination of Employment.

                           (a) In the event of the death of the Executive during
the Term, this Agreement
shall terminate as of the date of the Executive's death. Upon termination of this Agreement under this Section 7(a), the Company shall have no further obligations or liabilities under this Agreement, except to pay to the Executive's estate or the Executive, as the case may be, the portion, if any, that remains unpaid of the Base Salary for the Term.

                           (b) In the event the Executive becomes permanently
disabled under the definition
found in the policy of disability insurance provided hereunder, the Company may terminate this Agreement. However, the Executive's Base Salary shall continue to be paid to Executive until the disability benefits payable under the disability insurance begin.

                           (c) Discharge. The Company may discharge the
Executive on one day's notice (such
date being the "Termination Date" as used herein) and thereby immediately terminate his employment under this Agreement. Executive shall be entitled to a severance payment the greater of: (i) one year's Base Salary at the then current rate, or (ii) the Base Salary payable for the remaining term of this Agreement. Upon a discharge, any unvested stock options or grants vest immediately.

                  8. No Mitigation.

                           The Executive shall not be required to mitigate the
amount of any payment or benefit
provided for in this Agreement by seeking other employment or otherwise, nor shall the amount of any payment provided for in this Agreement be reduced by any compensation earned by the Executive as the result of his employment by another employer.

                  9.       Restrictive Covenant.

                           (a) Competition. Executive undertakes and agrees that
until two years after the
Expiration Date or Termination Date (whichever is earlier), he will not compete, directly or indirectly, or participate as a director, officer, employee, consultant, agent, representative or otherwise, or as a stockholder, partner or joint venturer, or have any direct or indirect financial interest, including, without limitation, the interest of a creditor, in any business competing directly or indirectly with the business of Company or any of its subsidiaries. Executive further undertakes and agrees that during the Term of the Agreement and for a period of two years after the Expiration Date or Termination Date, whichever is earlier, he will not, directly or indirectly employ, cause to be employed, or solicit for employment any of Company's or its subsidiaries' employees.

                           (b) Trade Secrets. During the term hereof and after
termination for any reason,
Executive shall not disclose, divulge, copy or otherwise use any trade secret of the Company or its subsidiaries, it being acknowledged that all such information and materials compiled or obtained by or disclosed to Executive while employed by the Company or its subsidiaries hereunder or otherwise are confidential and the exclusive property of the Company and its subsidiaries.

                           (c) Scope of Covenant. Should the duration,
geographical area or range or
proscribed activities contained in subparagraph (a) above be held unreasonable by any court of competent jurisdiction, then such duration, geographical area or range of proscribed activities shall be modified to such degree as to make it or them reasonable and enforceable.

                  10. Indemnity.

                           The Company shall indemnify and hold the Executive
harmless to the maximum extent
permitted by law against any claim, action, demand, loss, damage, cost, expense, liability or penalty arising out of any act, failure to act, omission or decision by him while performing services as an officer, director or employee of the Company, other than an act, omission or decision by the Executive which is not in good faith and is without his reasonable belief that same is, or was, in the best interests of the Company. To the extent permitted by law, the Company shall pay all attorneys' fees, expenses and costs actually incurred by the Executive in connection with the defense of any of the claims referenced herein.

                  11.      Miscellaneous.

                           (a) Notices. Any notice, demand or communication
required or permitted under this
Agreement shall be in writing and shall either be hand-delivered to the other party or mailed to the addresses set forth below by registered or certified mail, return receipt requested or sent by overnight express mail or courier or facsimile to such address, if a party has a facsimile machine. Notice shall be deemed to have been given and received when so hand-delivered or after three business days when so deposited in the U.S. Mail, or when transmitted and received by facsimile or sent by express mail properly addressed to the other party. The addresses are:

                           To the Company:
                                                     Frontier Energy Corporation

                           To the Executive:

                                                     Robert Genesi


The foregoing addresses may be changed at any time by written notice given in the manner herein provided.

                           (b) Integration; Modification. This Agreement
constitutes the entire
understanding and agreement between the Company and the Executive regarding its subject matter and supersedes all prior negotiations and agreements, whether oral or written, between them with respect to its subject matter. This Agreement may not be modified except by a written agreement signed by the Executive and a duly authorized officer of the Company.

                           (c) Enforceability. If any provision of this
Agreement shall be invalid or
unenforceable, in whole or in part, such provision shall be deemed to be modified or restricted to the extent and in the manner necessary to render the same valid and enforceable, or shall be deemed excised from this Agreement, as the case may required, and this Agreement shall be construed and enforced to the maximum extent permitted by law as if such provision had been originally incorporated herein as so modified or restricted, or as if such provision had not been originally incorporated herein, as the case may be.

                           (d) Binding Effect. This Agreement shall be binding
upon and inure to the benefit
of the parties, including and their respective heirs, executors, successors and assigns, except that this Agreement may not be assigned by the Executive.

                           (e) Waiver of Breach. No waiver by either party of
any condition or of the breach
by the other of any term or covenant contained in this Agreement, whether by conduct or otherwise, in any one or more instances shall be deemed or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition, or the breach of any other term or covenant set forth in this Agreement. Moreover, the failure of either party to exercise any right hereunder shall not bar the later exercise thereof.

                           (f) Governing Law and Interpretation. This Agreement
shall be governed by the
internal laws of the State of Nevada. Each of the parties agrees that he or it, as the case may be, shall deal fairly and in good faith with the other party in performing, observing and complying with the covenants, promises, duties, obligations, terms and conditions to be performed, observed or complied with by him or it, as the case may be, hereunder; and that this Agreement shall be interpreted, construed and enforced in accordance with the foregoing covenant notwithstanding any law to the contrary.

                           (g) Headings. The headings of the various sections
and paragraphs have been
included herein for convenience only and shall not be considered in interpreting this Agreement.

                           (h) Counterparts. This Agreement may be executed in
several counterparts, each of
which shall be deemed to be an original but all of which together will constitute one and the same instrument.

                           (i) Cumulative Rights and Remedies. All rights and
remedies of the Company and
the Executive under this Agreement are not exclusive and are, in fact, cumulative in nature. Company and Executive hereby agree that all rights and remedies set forth in this Agreement are in addition to any and all other rights and remedies which the parties hereto may have under any other agreement or under any law of any kind whatsoever.

                  IN WITNESS WHEREOF, this Agreement has been executed by the Executive and on behalf of the Company by its duly authorized officers on the date first above written.

FRONTIER ENERGY CORPORATION



By: _/S/ Fred sa Silva
FRED DA SILVA




/S/ Robert Genesi
ROBERT GENESI